KeyCorp Third Quarter 2012 Earnings Review October 18, 2012 Beth E. Mooney Chairman and Chief Executive Officer Jeffrey B. Weeden Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains and we may, from time to time, make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements about Key’s financial condition, results of operations, earnings outlook, asset quality trends, capital levels and profitability.  Forward-
looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control.  Forward-looking statements usually can be identified by the use of words such as “goal,”
“objective,” “plan,” “expect,” “anticipate,” “intend,” “project,” “believe,” “estimate” or other words of similar meaning.
Our forward-looking statements are subject to the following principal risks and uncertainties:  the economic recovery may face challenges causing its momentum to falter or a further recession; the Dodd-Frank Wall Street Reform and Consumer Protection Act and other reforms will subject us to a variety of new and more stringent legal and regulatory requirements, including increased scrutiny from our regulators; changes in local, regional and international business, economic or political conditions in the regions where we operate or have significant assets; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to effectively deal with an economic slowdown or other economic or market difficulty; adverse changes in credit quality trends; our ability to determine accurate values of certain assets and liabilities; adverse behaviors in foreign exchange rates, securities, public debt, and capital markets, including changes in market liquidity and volatility;  our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position;  adequacy of our risk management program; reduction of the credit ratings assigned to KeyCorp and KeyBank; increased competitive pressure due to industry consolidation;
unanticipated adverse affects of acquisitions and dispositions of assets, business units or affiliates; and operational or risk management failures due to technological, cybersecurity threats or other factors.
We provide greater detail regarding some of these factors in our 2011 Form 10-K, including in Item 1A. Risk Factors and in Item 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operation under the heading “Risk Management,” as well as in our subsequent SEC filings, all of which are accessible on our website at www.key.com/ir and on the SEC’s website at www.sec.gov.
Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity, “Tier 1 common equity,” “pre-provision net revenue,” and
“cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials.  Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP.  For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation or our most recent earnings press release, which is accessible at
www.key.com/ir.
Web addresses referenced in this slide are inactive textual references only.  Information on these websites is not part of this document.

Net interest income up 6% from prior quarter
Net interest margin up 17 bps from 2Q12 due to improved mix of earning assets and lower funding cost
On track for expense reductions of $150 million to $200 million by
December 2013
Continued growth in average loans driven by C&I
Re-entered credit card business
Closed on western NY branch acquisition
Growing the
Franchise
Repurchased 9.6 million common shares
Redeemed $707 million of trust preferred securities
Maintained strong capital levels; positioned for Basel III
Execution of
Business Plan
Investor Highlights – Third Quarter 2012
Execution of strategy and differentiated business model driving results
Disciplined
Capital
Management

Slow growth economy
Low rate environment
Regulatory change

Positioned for Growth
Industry Challenges
Key Focus Areas
Optimize and Grow
Revenue
Improve Efficiency
Disciplined Capital
Management
Key: Refocused and Realigned
Improved balance sheet mix and
risk profile
Distinctive business model
Targeted client segments
Focused on core competencies
Achieve Targets for Success

5 Financial Review * * * * * * * * * * * * * * * * * *

Financial Summary – Third Quarter 2012
Capital
(b)
Asset Quality
(a)
Financial
Performance
(a)
TE = Taxable equivalent, EOP = End of Period
(a)  From continuing operations
(b)  From consolidated operations
(c) 9-30-12 ratios are estimated
(d) Non-GAAP measure:  see slide 20 of Appendix for reconciliation
Income from continuing operations attributable to Key $.23 $.23 $.24 common shareholders
Net interest margin (TE) 3.23% 3.06% 3.09%
Return on average total assets 1.08 1.12 1.14
Tier 1 common equity
(c), (d)
11.4% 11.6% 11.3%
Tier 1 risk-based capital
(c)
12.2 12.5 13.5
Tangible common equity to tangible assets
(d)
10.4 10.4 9.8
Book value per common share $10.64 $10.43 $10.09
Net loan charge-offs to average loans .86% .63% .90%
NPLs to EOP portfolio loans 1.27 1.32 1.64
NPAs to EOP portfolio loans + OREO + Other NPAs 1.39 1.51 1.89
Allowance for loan losses to period-end loans 1.73 1.79 2.35
Allowance for loan losses to NPLs 136.0 135.2 143.5
Metrics 3Q12           2Q12         3Q11

$ in billions
C&I loans up 24%
$25
$20
$15
$10
$5
$0
60%
50%
40%
30%
$19.8
$17.4
$21.5
43.7%
44.4%
48.4%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
C&I loans
Utilization rate

$ in billions
$60.5
Total loans up 6%
$48.0
$50.7
$60
$50
$40
$30
$20
$10
$0
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

Average loan growth driven by C&I, while the exit
portfolio continues to run-off
Branch acquisition added $223 million in mostly
consumer loans to 3Q12
Acquired credit card portfolio Aug. 1; added $473
million to 3Q12 average loans
Originated $9 billion in new or renewed lending
commitments during 3Q12
Loan Growth
Highlights Average Commercial & Industrial Loans
Average Loans
Exit Portfolios Home Equity & Other C&I & Leasing Commercial Real Estate

$ in billions
$75
$50
$25
$0
$66.8
$58.2
$62.0
Transaction deposits(b) up 15%
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

1.46%
.64%
.38%
1.94%
1.21%
.83%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%

Improving Deposit Mix
Highlights Funding Cost
Overall funding cost continues to improve, with
total deposit cost declining 26 bps from 3Q11
Western NY branch acquisition added $1.6
billion of mostly non-time consumer deposits to
3Q12 average balances
Total CD maturities and average cost
– 2012 Q4: $2.1 billion at 1.50%
– 2013: $3.9 billion at 1.49%
– 2014 & beyond:  $2.2 billion at 3.03%
Average Deposits
(a)
(a) Excludes deposits in foreign office
(b) Transaction deposits include noninterest-bearing, NOW and MMDA
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA

-
-

$ in millions

Continuing Operations

3.50%
3.00%
2.50%
2.00%
3.04%
3.09%
3.19%
3.16%
3.13%
3.06%
3.30%
3.23%
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Net interest margin
Impact of leveraged lease early termination

Total Revenue
TE = Taxable equivalent
Highlights Net Interest Margin (TE) Trend
Net interest income improved, with net interest
margin up 17 bps from 2Q12 benefiting from:
– Asset and funding mix improvement
– Continued growth in C&I loans
– Redemption of trust preferred securities
– Maturities of higher cost CDs and debt
Higher noninterest income driven by leveraged
lease terminations and the redemption of trust
preferred securities
Total Revenue Mix
Noninterest income
$ in millions
$637
$555
$578
$469
$483
$544
$0
$400
$800
$1,200
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Net interest income (TE)
$1,038
$1,122
$1,106

$400
$411
$471
$323
$382
$310
$0
$300
$600
$900
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Focused Expense Management
Noninterest Expense
Personnel expense
$ in millions
Highlights
Noninterest expense increased $20 million from
2Q12
– Elevated expenses from the acquisition of
branches and the credit card portfolio
• Onetime expenses of $8 million
• Intangible asset amortization of $8 million
– Hiring of client-facing personnel
Focused on improving operating leverage
– Targeting $150 million to $200 million in
expense reductions by December 2013, with
full-year impact expected in 2014
• 16 branch closures in 3Q12; 3 additional
planned for 4Q12
• Consolidation of KEF operations
• Headcount reduction
• Strategic sourcing
Non-personnel expense
$871
$692
$734
$714
$16
$10
$(6)
$734
$600
$650
$700
$750
$800
2Q12 Branch
Acquisition
Credit Card Other 3Q12
Q-o-Q Change in Noninterest Expense
(a)
(a) Includes ongoing, onetime and amortization expenses

Net Charge-offs & Provision for Loan and Lease Losses

$ in millions
$1,000
$800
$600
$400
$200
$0
-$200
4.00%
2.00%
.00%
-2.00%
4.64%
$756
$708
.90%
.86%
$109
$10
$109
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
NCOs
Provision for loan and lease losses
NCOs to average loans

Nonperforming Assets

$ in millions
$3,200
$2,400
$1,600
$800
$0
4.00%
3.00%
2.00%
1.00%
0.00%
3.72%
$2,510
NPAs decreased by 21%
1.64%
$914
1.27%
$718
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
NPLs
NPLs held for sale, OREO & other NPAs
NPLs to period-end loans

Continued Improvement in Asset Quality
Highlights
Underlying credit trends continue to improve
Provision increased, primarily due to:
– Acquisition of credit card portfolios and
branch loans (+$32 MM)
– Updated regulatory guidance on
consumer loans (+$45 MM)
Net loan charge-offs increased $32 million from
prior quarter due to regulatory guidance
– Impact on net charge-offs: $45 million or
35 bps of average loans
– NCO ratio of 51 bps excluding impact of
regulatory guidance
Nonperforming assets continued to decline
including the impact of new guidance

Strong capital position supports growth
Disciplined capital management process
– Repurchased 9.6 million common shares
in 3Q12
– Redeemed $707 million in trust preferred
securities during 3Q12 with a $54 million
gain from early swap termination
Estimated Basel III tier 1 common equity ratio of
10.5%
(a)
Tier 1 Common Equity
(b), (c)
Tangible Common Equity to Tangible Assets
(b)
Strong Capital Ratios
Highlights
Book Value per Share
10.4%
9.8%
7.6%
0.0%
3.0%
6.0%
9.0%
12.0%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
$10.64
$10.09
$9.04
$8.00
$9.00
$10.00
$11.00
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
11.4%
11.3%
7.5%
0.0%
3.0%
6.0%
9.0%
12.0%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
(a) Based upon September 30, 2012 pro forma analysis; see slide 22 of Appendix for further detail
(b) Non-GAAP measure: see slide 20 of Appendix for reconciliation
(c) 9-30-12 ratio is estimated

13 Appendix * * * * * * * * *

▪ ▪
					▪ ▪ ▪ ▪
					▪ ▪ ▪ ▪
					▪ ▪ ▪
					▪ ▪ ▪

(a)  Continuing operations, unless otherwise noted
(b)  Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
Progress on Targets for Success
KEY Business
Model
KEY Metrics
(a)
KEY
3Q12
KEY
2Q12
Targets Action Plans
Core funded Loan to deposit ratio
(b)
86% 86% 90-100%
Leverage integrated model to grow
relationships and loans
Improve deposit mix
Returning to a
moderate risk
profile
NCOs to average loans .86% .63% 40-50 bps
Focus on relationship clients
Exit noncore portfolios
Limit concentrations
Focus on risk-adjusted returns
Growing high
quality, diverse
revenue streams
Net interest margin 3.23% 3.06% >3.50%
Improve funding mix
Focus on risk-adjusted returns
Grow client relationships
Leverage Key’s total client solutions and
cross-selling capabilities
Noninterest income
to total revenue
48% 47% >40%
Creating positive
operating
leverage
Efficiency ratio 65% 69% 60-65%
Improve efficiency and effectiveness
Leverage technology
Change cost base to more variable from
fixed
Executing our
strategies
Return on average
assets
1.08% 1.12% 1.00-1.25%
Execute our client insight-driven
relationship model
Focus on operating leverage
Improved funding mix with lower cost core
deposits

$16.9
$18.5
$16.0
2.78%
3.15%
3.82%
$0
$5
$10
$15
$20
$25
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency or GSE backed:
GNMA, Fannie & Freddie
– No private label MBS or financial paper
Average portfolio life at 9/30/12: 2.3 years
Unrealized net gain of $393 million on available-
for-sale securities portfolio at 9/30/12
Mortgage paydowns of $1.6 billion in 3Q12 and
$1.5 billion in 2Q12
Investment securities declined as paydowns were
reinvested for loan growth and acquired assets
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
19%
21%
18%
0%
5%
10%
15%
20%
25%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Average yield (a)
Average HTM securities

$ in millions

	Period-end loans	Average loans	Net loan charge-offs		Net loan charge-offs [b] / average loans		Nonperforming loans		Ending allowance [c]	Allowance / period-end loans [c]	Allowance / NPLs
	9/30/12	3Q12	3Q12	2Q12	3Q12	2Q12	9/30/12	6/30/12	9/30/12	9/30/12	9/30/12
Commercial, financial and agricultural [a]	$21,979	$21,473	$7	$3	*.13 %*	*.06 %*	$132	$141	$318	*1.45 %*	*240.91 %*
Commercial real estate:											
Commercial mortgage	7,529	7,463	21	9	*1.12*	*.48*	134	172	221	*2.94*	*164.93*
Construction	1,067	1,116	2	4	*.71*	*1.32*	53	68	48	*4.50*	*90.57*
Commercial lease financing	4,960	5,026	(8)	10	*(.63)*	*.77*	18	18	66	*1.33*	*366.67*
Real estate - residential mortgage	2,138	2,092	6	6	*1.14*	*1.21*	83	78	25	*1.17*	*30.12*
Home equity:											
Key Community Bank	9,768	9,734	62	21	*2.53*	*.90*	171	141	89	*.91*	*52.05*
Other	409	468	5	7	*4.25*	*5.71*	18	17	24	*5.87*	*133.33*
Consumer other— Key Community Bank	1,313	1,297	7	8	*2.15*	*2.58*	3	2	32	*2.44*	*N/M*
Credit cards	710	432	2	-	*1.84*	*N/M*	8	-	25	*3.52*	*312.50*
Consumer other:											
Marine	1,448	1,493	6	7	*1.60*	*1.77*	31	19	36	*2.49*	*116.13*
Other	98	101	(1)	2	*(3.94)*	*7.96*	2	1	4	*4.08*	*200.00*
Continuing total	**$51,419**	**$50,695**	**$109**	**$77**	***.86 %***	***.63 %***	**$653**	**$657**	**$888**	***1.73 %***	***135.99 %***
Discontinued operations - education lending business	5,328	5,403	12	12	*1.67*	*1.64*	22	18	66	*2.34*	*300.00*
Consolidated total	**$56,747**	**$56,098**	**$121**	**$89**	***.90 %***	***.68 %***	**$675**	**$675**	**$954**	***1.76 %***	***141.33 %***

N/M = Not Meaningful
(a)   Ending and average loans for third quarter 2012 include commercial credit card balances of $88 million and $54 million, respectively
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 9-30-12 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
Credit Quality
Credit Quality by Portfolio

Vintage (% of Loans)
Loan Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2011 and
later 2010 2009 2008
2007 and
prior
Home equity loans and lines
First lien 5,293 $            62,873 $     757 66% .6% 29% 6% 7% 9% 49%
Second lien 4,475                46,561        755 75       3.0          19        5       6       16    54
Total home equity loans and lines 9,768 $            54,177 $     756 71       1.8          25        6       6       12    51
Nonaccrual loans
First lien 89 $                   55,358 $     715 72% 1.1% 2% 3% 6% 4% 85%
Second lien 82                      36,397        709 79       2.9          1          1       3       16    79
Total home equity nonaccrual loans 171 $                44,338 $     712 75       1.9          2          2       5       9       82
Community Bank - Home Equity
Third quarter net charge-offs 62 $                   1% 1% 2% 21% 75%
Net loan charge-offs to average loans 2.53%
17 (a)  Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 79%, which compares to 79% at the end of the second quarter 2012.
Community Bank – Home Equity
Exit Portfolio – Home Equity
$ in millions, except average loan size
$ in millions, except average loan size
(a)
(a)
Home Equity Loans – 9/30/12
Vintage (% of Loans)
Loan Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2011 and
later 2010 2009 2008
2007 and
prior
Home equity loans and lines
First lien 18 $                   22,571 $     745 34% .4% -           -        2% 1% 97%
Second lien 391                   23,782        730 82       32.3        -           -        -        2       98
Total home equity loans and lines 409 $                23,725 $     731 80       30.8        -           -        -        2       98
Nonaccrual loans
First lien 1 $                     19,932 $     729 37% 3% -           -        -        -        100%
Second lien 17                      19,259        704 83       36.1        -           -        -        2% 98
Total home equity nonaccrual loans 18 $                   19,288 $     705 82       34.7        -           -        -        2       98
Exit Portfolio - Home Equity
Third quarter net charge-offs 5 $                     -           -        -        1% 99%
Net loan charge-offs to average loans 4.25%

$ in millions
$9,000
$6,000
$3,000
$0
$7,574
$4,435
$3,056
Exit portfolios decreased by 31%
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

Exit Loan Portfolio Trend (Excluding Discontinued Operations)
Exit Loan Portfolio
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios; and (3) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Change
9-30-12 vs.
9-30-12 6-30-12 6-30-12 3Q12
(c)
2Q12 9-30-12 6-30-12
Residential properties – homebuilder $31 $33 $(2) - - $6 $14
Marine and RV floor plan 35 39 (4) $(1) $2 12 15
Commercial lease financing
(a)
1,035 1,237 (202) (3) 1 8 9
Total commercial loans 1,101 1,309 (208) (4) 3 26 38
Home equity – Other 409 479 (70) 5 7 18 17
Marine 1,448 1,542 (94) 6 7 31 19
RV and other consumer 98 101 (3) (1) 2 2 1
Total consumer loans 1,955 2,122 (167) 10 16 51 37
Total exit loans in loan portfolio $3,056 $3,431 $(375) $6 $19 $77 $75
Discontinued operations - education
lending business (not included in exit loans above)
(b)
$5,328 $5,483 $(155) $12 $12 $22 $18
Balance on
Nonperforming
Status
Balance
Outstanding Charge-offs
Net Loan

Credit Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and Lease Outstandings
.69%
.73%
.85%
.89%
.99% .97%
.98%
.95%
1.29%
1.14%
1.14%
1.59%
.17%
.26%
.34%
.33%
.24%
.25%
.32%
.48%
.30%
.45%
.78%
.56%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
30 – 89 days delinquent 90+ days delinquent
(10.9)%
(14.4)%
(6.8)%
(13.6)%
(10.2)%
(12.3)%
(11.2)%
(16.7)%
(14.3)%
(12.8)%
(1.0)%
(8.1)%
-20%
-16%
-12%
-8%
-4%
0%
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

$ in millions

	Three months ended		
	9-30-12	6-30-12	9-30-11
Tangible common equity to tangible assets at period end			
Key shareholders' equity (GAAP)	**$ 10,251**	$ 10,155	$ 9,901
Less: Intangible assets [(a)]	**1,031**	932	935
Preferred Stock, Series A	**291**	291	291
Tangible common equity (non-GAAP)	**$ 8,929**	$ 8,932	$ 8,675
Total assets (GAAP)	**$ 86,950**	$ 86,523	$ 89,262
Less: Intangible assets [(a)]	**1,031**	932	935
Tangible assets (non-GAAP)	**$ 85,919**	$ 85,591	$ 88,327
Tangible common equity to tangible assets ratio (non-GAAP)	**10.39 %**	10.44 %	9.82 %
Tier 1 common equity at period end			
Key shareholders' equity (GAAP)	**$ 10,251**	$ 10,155	$ 9,901
Qualifying capital securities	**339**	339	1,377
Less: Goodwill	**979**	917	917
Accumulated other comprehensive income (loss) [(b)]	**(109)**	(109)	88
Other assets [(c)]	**121**	71	72
Total Tier 1 capital (regulatory)	**9,599**	9,615	10,201
Less: Qualifying capital securities	**339**	339	1,377
Preferred Stock, Series A	**291**	291	291
Total Tier 1 common equity (non-GAAP)	**$ 8,969**	$ 8,985	$ 8,533
Net risk-weighted assets (regulatory) [(c), (d)]	**$ 78,447**	$ 77,236	$ 75,643
Tier 1 common equity ratio (non-GAAP) [(d)]	**11.43 %**	11.63 %	11.28 %
Pre-provision net revenue			
Net interest income (GAAP)	**$ 572**	$ 538	$ 549
Plus: Taxable-equivalent adjustment	**6**	6	6
Noninterest income	**544**	485	483
Less: Noninterest expense	**734**	714	692
Pre-provision net revenue from continuing operations (non-GAAP)	**$ 388**	$ 315	$ 346

GAAP to Non-GAAP Reconciliation

(a) September 30, 2012 number excludes $130 million of purchased credit card receivable intangible assets that are not fully excludable for capital purposes.
(b) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the December 31, 2006, adoption and subsequent application of the applicable accounting guidance for defined benefit and other postretirement plans.
(c) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at September 30, 2012, June 30, 2012, and September 30, 2011.
(d) 9-30-12 amount is estimated.

GAAP to Non-GAAP Reconciliation (continued)
$ in millions

Three months ended

9-30-12
    6-30-12     9-30-11
Return on tangible common equity from continuing operations

  Net income (loss) from continuing operations attributable to Key common shareholders
$
214
$ 221     $ 229
  Tangible common equity (non-GAAP)
8,929
  8,932       8,675

  Return on tangible common equity from continuing operations (non-GAAP)
9.53%
  9.95%     10.47%

Return on tangible common equity consolidated

  Net income (loss) attributable to Key common shareholders
$

$ 231     $ 212
  Tangible common equity (non-GAAP)
8,929
  8,932       8,675

  Return on tangible common equity consolidated (non-GAAP)
9.53%
  10.40%     9.70%

Cash efficiency ratio

  Noninterest expense (GAAP)
$
734
$ 714     $ 692
  Less: Intangible asset amortization on credit cards
6
  —       —
    Other intangible asset amortization
3
  1       1
    Adjusted noninterest expense (non-GAAP)
$
725
$ 713     $ 691
  Net interest income (GAAP)
$
572
$ 538     $ 549
  Plus: Taxable-equivalent adjustment
6
  6       6
    Noninterest income

  485       483
    Total taxable-equivalent revenue (non-GAAP)
$
1,122
$ 1,029     $ 1,038
  Cash efficiency ratio (non-GAAP)
64.62%
  69.29%     66.57%

(1)  Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysis and bank regulatory agencies to assess the capital position of financial services companies.  Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses.
(2)  Includes AFS mark-to-market, cash flow hedges on items recognized at fair value on the balance sheet, and defined benefit pension liability.
(3)  Deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards.
(4) The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the federal banking agencies' notices of proposed rulemaking, which implement Basel III and the Standardized
Approach.
Tier 1 Common Equity under Basel III (estimated)
KeyCorp & Subsidiaries
22
TIER 1 COMMON EQUTIY UNDER BASEL III (ESTIMATES)
(1)
Quarter ended
Sept 30,
($'s in billions)
2012
Tier 1 Common Equity under Basel I $9.0
Adjustments from Basel I to Basel III:
(0.1)
(0.1)
$8.8
Total risk-weighted assets under Basel I $78.4
Adjustments from Basel I to Basel III:
Market Risk Impact 0.6
Loan Commitments < 1 Year 1.1
Residential Mortgage Loans & Home Equity 1.9
Other 1.1
Total risk-weighted assets under Basel III $83.1
Tier 1 common equity to total risk-weighted assets
anticipated under Basel III 10.5%
Deferred Tax Assets
(3)
Cumulative Other Comprehensive Income
(2)
Tier 1 common equity anticipated under Basel III
(4)